COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2012
COMMITMENTS AND CONTINGENCIES
COMMITMENTS AND CONTINGENCIES

13. COMMITMENTS AND CONTINGENCIES

Antares Pharma, Inc. License

        The Company's license agreement with Antares Pharma, Inc. requires the Company to fund the development of the licensed products, make milestone payments and pay royalties on the sales of products related to this license. In 2012, 2011 and 2010, the Company paid or accrued $550,736, $335,160 and $152,228, respectively, to Antares as a result of royalties generated by Elestrin revenues.

Wake Forest License

        In April 2002, the Company exclusively in-licensed from Wake Forest University Health Sciences and Cedars-Sinai Medical Center three issued U.S. patents claiming triple component therapy (the combination use of estrogen plus progestogen plus androgen, e.g. testosterone) and obtained an option to license the patents for triple component contraception. The financial terms of the license included an upfront payment by the Company in exchange for exclusive rights to the license and regulatory milestone payments, maintenance payments and royalty payments by the Company if a product incorporating the licensed technology gets approved and subsequently marketed. In July 2005, the Company exercised the option for an exclusive license for the three U.S. patents for triple component contraception. The financial terms of this license included an upfront payment, regulatory milestone payments, maintenance payments and royalty payments by the Company if a product incorporating the licensed technology gets approved and subsequently marketed. In December 2012, the Company and Wake Forest University Health Sciences and Cedars-Sinai Medical Center entered into an amendment to the license agreement pursuant to which the Company received a fully paid-up right and exclusive license to the licensed technology in exchange for a $300,000 payment.

        The Company has agreed to indemnify, hold harmless and defend Wake Forest University Health Sciences and Cedars-Sinai Medical Center against any and all claims, suits, losses, damages, costs, fees and expenses resulting from or arising out of exercise of the license agreement, including but not limited to, any product liability claims. The Company has not recorded any liability in connection with this obligation as no events occurred that would require indemnification.

Employee Reduction Implications

        As a result of the conclusion of the Company's LibiGel Phase III cardiovascular events and breast cancer safety study, as announced by the Company in September 2012, and in light of the Company's proposed merger with ANI, the Company plans to reduce its workforce during the first quarter of 2013 effective upon completion of the merger. In connection with the announced reduction, the Company will pay $215,979 to non-executive officers in aggregate severance costs during 2013. If the proposed merger with ANI is completed, the employment of the Company's three executive officers will terminate immediately following the completion of the merger and they will be entitled to receive severance cash payments ranging from $526,400 to $1,490,100 and other severance benefits such as continuing health insurance, in connection with such termination.

Pending Litigation

        On February 3, 2012, a purported class action lawsuit was filed in the United States District Court for the Northern District of Illinois under the caption Thomas Lauria, on behalf of himself and all others similarly situated v. BioSante Pharmaceuticals, Inc. and Stephen M. Simes naming the Company and its President and Chief Executive Officer, Stephen M. Simes, as defendants. The complaint alleges that certain of the Company's disclosures relating to the efficacy of LibiGel and its commercial potential were false and/or misleading and that such false and/or misleading statements had the effect of artificially inflating the price of the Company's securities resulting in violations of Section 10(b) of the Securities Exchange Act of 1934, as amended (the Exchange Act), Rule 10b-5 and Section 20(a) of the Exchange Act. Although a substantially similar complaint was filed in the same court on February 21, 2012, such complaint was voluntarily dismissed by the plaintiff in April 2012. The plaintiff seeks to represent a class of persons who purchased the Company's securities between February 12, 2010 and December 15, 2011, and seeks unspecified compensatory damages, equitable and/or injunctive relief, and reasonable costs, expert fees and attorneys' fees on behalf of such purchasers. The Company believes the action is without merit and intends to defend the action vigorously. On November 6, 2012, the plaintiff filed a consolidated amended complaint. The Company and Mr. Simes filed motions to dismiss the consolidated amended complaint on December 28, 2012. Briefing on the motion to dismiss is ongoing and is expected to be completed during the first quarter of 2013.

        On May 7, 2012, Jerome W. Weinstein, a purported stockholder of the Company filed a shareholder derivative action in the United States District Court for the Northern District of Illinois under the caption Weinstein v. BioSante Pharmaceuticals, Inc. et al., naming the Company's directors as defendants and the Company as a nominal defendant. A substantially similar complaint was filed in the same court on May 22, 2012 and another substantially similar complaint was filed in the Circuit Court for Cook County, Illinois, County Department, Chancery Division, on June 27, 2012. The suits generally related to the same events that are the subject of the class action litigation described above. The complaints allege breaches of fiduciary duty, abuse of control, gross mismanagement and unjust enrichment as causes of action occurring from at least February 2010 through December 2011. The complaints seek unspecified damages, punitive damages, costs and disbursements and unspecified reform and improvements in the Company's corporate governance and internal control procedures. On September 24, 2012, the District Court consolidated the two cases before it and on November 20, 2012 plaintiffs filed their consolidated amended complaint. On January 11, 2013, the defendants filed a motion to dismiss this complaint. On November 27, 2012, the plaintiff in the action pending in Illinois state court filed an amended complaint. On January 18, 2013, the individual defendants filed a motion to dismiss this complaint. Briefing on these motions is ongoing and is expected to be completed during the first quarter of 2013.

        The lawsuits are in their early stages; and, therefore, the Company is unable to predict the outcome of the lawsuits and the possible loss or range of loss, if any, associated with their resolution or any potential effect the lawsuits may have on the Company's operations. Depending on the outcome or resolution of these lawsuits, they could have a material effect on the Company's operations, including its financial condition, results of operations, or cash flows. No amounts have been accrued related to these lawsuits as of December 31, 2012.